UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 28, 2024

UPBOUND GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 28, 2024, Upbound Group, Inc., a Delaware corporation (the “Borrower”), and certain other subsidiaries of the Borrower entered into an amendment (the “Amendment”) of its Term Loan Credit Agreement, dated as of February 17, 2021 (as amended by the First Amendment to Term Loan Credit Agreement, dated as of September 21, 2021, as amended by the Second Amendment to Term Loan Credit Agreement, dated as of June 15, 2023, and as further amended by the Amendment, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”).

The Amendment, in addition to certain other changes, effects a repricing of the Applicable Margin that applies to term loans under the Credit Agreement by reducing the Applicable Margin with respect to any Initial Term Loans by 50 basis points from 3.25% to 2.75% in the case of any Term Benchmark Loans or RFR Loans and by 50 basis points from 2.25% to 1.75% in the case of any ABR Loans. In addition, the credit spread adjustment that was previously included in the calculation of the Adjusted Term SOFR Rate for Term Benchmark Loans was removed. Capitalized terms used in this Item 1.01 but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Term Loan Credit Agreement, dated as of May 28, 2024, by and among Upbound Group, Inc., the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: May 29, 2024	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary